                          SCHEDULE 14A INFORMATION

                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT


                          SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                             (Amendment No.   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      UNIFIED FINANCIAL SERVICES, INC.
              (Name of Registrant as Specified in Its Charter)

    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11

     1) Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total Fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                 [LOGO]  UNIFIED FINANCIAL SERVICES, INC.




                             April 30, 1999


Dear Fellow Stockholders:

     Our Annual Meeting of Stockholders will be held at Champion Trace Golf Club, 20 Avenue of Champions, Nicholasville, Kentucky, at 10:00 a.m., local time, on Thursday, May 27, 1999. The Notice of Annual Meeting of Stockholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

     We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                      Sincerely,

                                      /s/ Timothy L. Ashburn


                                      Timothy L. Ashburn
                                      Chairman, President and
                                      Chief Executive Officer

                    UNIFIED FINANCIAL SERVICES, INC.
                     431 NORTH PENNSYLVANIA STREET
                    INDIANAPOLIS, INDIANA 46204-1873
                             (800) 862-7283

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD THURSDAY, MAY 27, 1999

To the Holders of the Capital Stock of
Unified Financial Services, Inc.:

     The Annual Meeting of Stockholders of Unified Financial Services, Inc., a Delaware corporation (the "Company"), will be held at Champion Trace Golf Club, 20 Avenue of Champions, Nicholasville, Kentucky, on Thursday, May 27, 1999 at 10:00 a.m., local time, for the following purposes:

     1. To elect three (3) Class II directors to hold office for a term of three years or until their successors shall have been duly elected and qualified;

     2.   To consider and act upon a proposal to adopt an amendment to
          Article 4 of the Company's Amended and Restated Certificate of Incorporation;

     3. To consider and act upon a proposal to adopt the Amended and Restated Unified Financial Services, Inc. 1998 Stock Incentive Plan; and

     4. To consider and act upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The Company's Board of Directors has fixed the close of business on April 16, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

                         By Order of the Board of Directors,

                         Carol J. Highsmith, Secretary

April 30, 1999
Indianapolis, Indiana







WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED
ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                   UNIFIED FINANCIAL SERVICES [LOGO]




                    UNIFIED FINANCIAL SERVICES, INC.
                      431 NORTH PENNSYLVANIA STREET
                    INDIANAPOLIS, INDIANA 46204-1873
                              (800) 862-7283

                             PROXY STATEMENT

                 FOR ANNUAL MEETING OF STOCKHOLDERS TO BE
                      HELD ON THURSDAY, MAY 27, 1999
               APPROXIMATE DATE OF MAILING: APRIL 30, 1999


                                 GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unified Financial Services, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 27, 1999 at 10:00 a.m., local time, at Champion Trace Golf Club, 20 Avenue of Champions, Nicholasville, Kentucky, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by the Board of Directors in Proposal I, in favor of the adoption of the amendment to Article 4 of the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), in Proposal II and in favor of the adoption of the Amended and Restated Unified Financial Services, Inc. 1998 Stock Incentive Plan (the "Plan") in Proposal III. A stockholder who executes a proxy may revoke it at any time before it is exercised by delivering to the Company another proxy bearing a later date, by submitting written notice of such revocation to the Secretary of the Company or by personally appearing at the Annual Meeting and casting a contrary vote.

     This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the holders of (i) Common Stock, $0.01 par value (the "Common Stock"), and (ii) Series C 6.75% Cumulative Convertible Preferred Stock, $0.01 par value (the "Series C Preferred Stock"), of the Company (collectively, the "Voting Stock") on or about April 30, 1999. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

     A plurality of the votes cast is required for the election of directors. Under the Delaware General Corporation Law, an abstaining vote is not deemed to be a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors and, therefore, do not have the effect of votes in opposition. The adoption of the amendment to Article 4 of the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding Voting Shares (after giving effect to the 135 votes attributable to each outstanding share of Series C Preferred Stock). The adoption of the Plan requires the affirmative vote of a majority of the votes cast on such proposal at the meeting; provided, that the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposal. Abstentions on such matter will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present at the meeting. Neither abstentions nor broker "non-votes" will be deemed to be a vote cast in determining whether the 50% or more requirement is met for purposes of the adoption of the amendment to the Certificate of Incorporation or the Plan. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on April 16, 1999 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 2,277,580 shares of Common Stock and 1,672 shares of Series C Preferred Stock outstanding. The Common Stock and Series C Preferred Stock vote as a single class on each matter submitted to the stockholders. Each share of Common Stock and Series C Preferred Stock is entitled to one and 135, respectively, vote(s) on each such matter. Holders of the Voting Stock do not have the right to cumulate votes in the election of directors.

     To the knowledge of the Company, and except as set forth under "Security Ownership of Certain Beneficial Owners and Management," no person beneficially owned more than 5% of the shares of Common Stock outstanding on April 16, 1999 (which class of represented approximately 91.0% of the Company's total outstanding Voting Stock). Of the shares of Series C Preferred Stock outstanding on such date, there were seven stockholders who each owned more than 5% of such securities.

                   PROPOSAL I:  ELECTION OF DIRECTORS

     In accordance with the by-laws of the Company, the Board of Directors has fixed the number of directors at seven, divided into three classes, with the terms of office of each class ending in successive years. The Board of Directors has nominated Thomas G. Napurano, John R. Owens and Lynn E. Wood for election as Class II directors to hold office until the 2002 Annual Meeting of Stockholders, until their respective successors are elected and qualified, or until their earlier death, resignation or removal. There is no cumulative voting in the election of directors.

     The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of Thomas G. Napurano, John R. Owens and Lynn E. Wood as Class II directors, except as otherwise directed by the stockholder on the proxy. Messrs. Napurano, Owens and Wood currently are directors of the Company. If for any reason Messrs. Napurano, Owens and Wood become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THOMAS G. NAPURANO, JOHN R. OWENS AND LYNN E. WOOD AS CLASS II DIRECTORS.

     The name, age, principal occupation or position, term of office and other directorships with respect to Messrs. Napurano, Owens and Wood and the other directors whose terms of office will continue after the Annual Meeting are set forth below, including any positions they hold with the Company and its active subsidiaries, Unified Management Corporation ("UMC"), Unified Fund Services, Inc. ("UFSI"), First Lexington Trust Company ("First Lexington"), Health Financial, Inc. ("Health Financial"), Unified Investment Advisers, Inc. ("UIA"), Resource Benefit Planners, Inc. ("RBP"), Unified Internet Services, Inc. ("Unified Internet Services"), Fiduciary Counsel, Inc. ("Fiduciary"), EMCO Estate Management Company, Inc. ("EMCO"), Equity Underwriting Group, Inc. ("Equity"), Commonwealth Premium Finance Corporation ("CPFC"), Strategic Fund Services, Inc. ("Strategic"), AmeriPrime Financial Services, Inc. ("AmeriPrime"), AmeriPrime Financial Securities, Inc. ("AFS"), Equity Insurance Managers, Inc. ("EIM"), 21st Century Claims Service, Inc. ("21st Century"), Equity Insurance Administrators, Inc. ("EIA"), Equity Insurance Managers of
Illinois, L.L.C. ("EIM of Illinois"), Unified Aviation, Inc. ("Unified Aviation"), VSX Technologies, Inc. ("VSX") and Unified Capital Resources, Inc. ("Unified Capital Resources").

             CLASS II NOMINEES TO BE ELECTED FOR A TERM OF
                      THREE YEARS EXPIRING IN 2002

     THOMAS G. NAPURANO, 57, a certified public accountant and a certified management accountant, has served as a director, the Chief Financial Officer and Executive Vice President of the Company since 1989. Mr. Napurano also is a director and the Chief Financial Officer of Unified Internet Services, a director and the Chief Financial Officer and Executive Vice President of each of UFSI and UMC, a director and Treasurer of Unified Aviation, a director and Assistant Treasurer of each of VSX and Unified Capital Resources, the Chief Financial Officer and the Treasurer for the Unified Funds, the Assistant Treasurer of each of Fiduciary, EMCO, Equity and CPFC, and the Treasurer of each of Strategic, AmeriPrime and AFS.

     JOHN R. OWENS, 45, a certified public accountant, has served as a director and an Executive Vice President of the Company since 1998. Mr. Owens has served as a director and the President of Equity since 1998, a director and Vice-President and the Secretary and Treasurer of CPFC since 1991 and 1998, respectively, a director and the President of each of EIM and EIA since 1990 and 1997, respectively, a director, the Secretary and Treasurer of 21st Century since 1996 and a director of EIM of Illinois since 1996. Mr. Owens also is a director, the Vice President and Secretary of Unified Aviation.

     LYNN E. WOOD, 52, has served as a director of the Company since 1992, and served as Chief Operating Officer and President of the Company from 1993 through November 1997. Mr. Wood also has served as Executive Vice President of the Company since 1998. Mr. Wood also is the President and Chief Executive Officer of UMC, a director of Unified Internet Services and the Assistant Secretary of the Unified Funds.

              CLASS III - TO CONTINUE IN OFFICE UNTIL 2000

     WEAVER H. GAINES, 55, has served as a director of the Company from 1990 to 1992 and 1993 to present. Since 1993, Mr. Gaines has been a director, the Chairman and Chief Executive Officer for Ixion Biotechnology, Inc., founding and managing the development-stage biotechnology company. From 1985 until 1992, Mr. Gaines held various executive positions at the Mutual Life Insurance Company of New York
(MONY), including Executive Vice President and General Counsel, and was a member of its executive and compensation committees and management of MONY's investment services subsidiaries. Mr. Gaines is a director of each of Voyetra Turtle Beach, Inc., First ING Life Insurance Company of New York, AquaGene, Inc. and Bio + Florida, Florida's biotechnology trade association.

     JACK R. ORBEN, 60, has served as a director of the Company since 1989. Mr. Orben was the Chairman and an executive officer of Fiduciary from 1979 through August 1998 and has been a director and the Chairman, Chief Executive Officer and Treasurer of Fiduciary from August 1998 through the present. Mr. Orben also is the Chairman, Chief Executive Officer and Treasurer of Associated Family Services, Inc., which owns 100% of Starwood Corporation, an investment adviser firm. Starwood is a sub-adviser for the Starwood Strategic portfolio of the Company's affiliated mutual funds, the Unified Funds. Mr. Orben serves as a director and the Chairman, Chief Executive Officer and Treasurer of EMCO. Mr. Orben also serves as a director and the President and Treasurer of Fiduciary Alliance Inc. For various periods during the past five years, Mr. Orben has served as the Chairman, Chief Executive Officer and Treasurer of each of Venvestech Corp., Seward, Groves, Richards & Wells, Starwood Corporation, Fiduciary Alliance Inc., NUSTAR Inc., Intellectronic Management Systems Inc., Economic Analysts Inc., EMCO Nominees Inc. and Ra X Productions Inc. and as a director of UIA.

               CLASS I - TO CONTINUE IN OFFICE UNTIL 2001

     TIMOTHY L. ASHBURN, 48, has served as Chairman of the Board of the Company since 1989, as Chief Executive Officer from 1989 to 1992 and 1994 to present, and as President since November 1997. Mr. Ashburn was employed by Vine Street Trust Company, Lexington, Kentucky, a wholly owned subsidiary of Cardinal Bancshares, a Kentucky bank holding company, for the two-year period from April 1992 through March 1994. Mr. Ashburn also is a director of each of UMC, UFSI, First Lexington, Health Financial, RBP, Unified Internet Services, UIA, Fiduciary, EMCO, Equity, CPFC, Strategic, AmeriPrime, AFS, Unified Aviation, VSX and Unified Capital Resources, is Chairman of the Board of Trustees, President, Chief Executive Officer and Assistant Secretary of the Unified Funds, a family of no-load mutual funds sponsored by UFSI, is Chairman and Chief Executive Officer of UFSI, is Chairman of UMC, is Assistant Secretary of Fiduciary, EMCO, Equity, CPFC, Strategic, AmeriPrime and AFS, is Vice-President and Assistant Secretary of each of VSX and Unified Capital Resources and is President and Assistant Secretary of Unified Aviation.

     DR. GREGORY W. KASTEN, 44, has served as a director of the Company since 1997. Dr. Kasten has served as President and Chief Executive Officer of Health Financial and First Lexington since 1986 and 1994, respectively. Dr. Kasten also is a director of each of Health
Financial, First Lexington and RBP.

                   BOARD OF DIRECTORS AND COMMITTEES

     During the year ended December 31, 1998, the Board of Directors of the Company met four times, including both regularly scheduled and special meetings. During such year, all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees on which they serve.

     The standing committees of the Board of Directors are the Executive Committee and the Audit, Nominating and Compensation
Committee.

     The members of the Executive Committee are Messrs. Timothy L. Ashburn, Thomas G. Napurano and John R. Owens. The Executive Committee may exercise all powers of the Board of Directors which may lawfully be delegated when the Board of Directors is not in session. The Executive Committee was organized in March 1999 and, as such, did not meet during 1998.

     The members of the Audit, Nominating and Compensation Committee are Messrs. Weaver H. Gaines and Jack R. Orben. The Audit, Nominating and Compensation Committee (i) meets with the Company's independent auditors, management and Chief Financial Officer periodically to review the work of each and to ensure that each is properly discharging its responsibilities, (ii) proposes nominees for election to the Board of Directors, (iii) reviews and approves the salaries of the executive officers and certain selected other senior officers of the Company and its subsidiaries and authorizes all other forms of executive compensation and (iv) administers the Company's executive incentive plans. The Committee will consider written recommendations of stockholders with regards to potential nominees to the Board of Directors. Stockholder recommendations must contain certain information regarding the potential nominee and comply with certain requirements for presentation as set forth in the Company's by-laws. The Audit, Nominating and Compensation Committee was organized in March 1999 and is the successor to the Executive Compensation Committee which met four times during the year ended December 31, 1998.

     Directors currently are not compensated for attending meetings of the Board, except for reimbursements for reasonable expenses related to attendance at such meetings.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Dr. Kasten, a director of the Company, is the President and Chief Financial Officer of Health Financial, a registered investment adviser, and the President and Chief Financial Officer of First Lexington, a non-bank affiliated trust company. All of the outstanding capital stock of each of Health Financial and First Lexington was acquired by the Company on June 1, 1997 and December 31, 1997, respectively. Dr. Kasten was the sole shareholder of Health Financial and received 325,000 shares of Common Stock pursuant to the Company's acquisition of Health Financial. Dr. Kasten and his spouse also were shareholders of First Lexington and received 28,935 shares and 869 shares, respectively, of Common Stock pursuant to the Company's acquisition of First Lexington.

     Dr. Kasten also is a 25% member in and the Chief Executive Officer of Cygnus, LLC, a Kentucky limited liability company that owns an office building in which various subsidiaries of the Company lease space. During 1997 and 1998, Cygnus, LLC received payments of approximately $24,500 and $727,500, respectively, from the Company and its subsidiaries with respect to such leases.

     Mr. Orben, a director of the Company, is the Chairman, Chief Executive Officer and Treasurer of both Fiduciary, an investment management company, and EMCO, a wealth management firm. All of the outstanding capital stock of Fiduciary was acquired by the Company on August 21, 1998. On August 21, 1998, the Company also acquired certain of the assets and certain of the liabilities of The Patty Corporation (f/k/a EMCO Estate Management Company, Inc.). The Company issued a total of 47,110 shares and paid $800,835 in cash in connection with these transactions. Such shares are held by Associated Family Services, Inc., of which Mr. Orben is a director and officer. Mr. Orben also is a 50% stockholder of Intellectronic Management Systems, Inc. and a 33 1/3% stockholder of Associated Family Services, Inc.

     Mr. Owens, a director of the Company, is a director and the President of Equity and a director and the Vice-President, Secretary and Treasurer of CPFC. All of the outstanding capital stock of each of Equity and CPFC was acquired by the Company on December 17, 1998. Mr. Owens was a shareholder of both Equity and CPFC on December 17, 1998 and received an aggregate of 195,179 shares of Common Stock pursuant to the acquisitions of Equity and CPFC.

     Kenneth D. Trumpfheller, a holder of more than 5% of the Company's Common Stock, is a director, the President and the Secretary of AmeriPrime. All of the outstanding capital stock of AmeriPrime was acquired by the Company on December 31, 1998. Mr. Trumpfheller was the sole shareholder of AmeriPrime on December 31, 1998 and received 410,000 shares of Common Stock pursuant to such acquisition.

     Weaver H. Gaines, a director of the Company, is a director and the Chairman and Chief Executive Officer of Ixion Biotechnology, Inc., a development-stage biotechnology company. UMC acts as a broker for an offering of Ixion common stock in the State of Florida. Fees have been paid to the Company for such services. Such fees cannot exceed $80,000 in the aggregate.

                   COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation of the Company's Chief Executive Officer and each other executive officer whose base salary and bonus exceeded $100,000 in 1998.

                                               SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                                 ----------------------------------------   ----------------------
                                                                                                       Securities
                                                                             Other Annual   Restricted Underlying
                                                                             Compensation      Stock    Options/       All Other
Name and Principal Position           Year       Salary($)       Bonus($)       ($)<F1>      Awards($)   SARs(#)    Compensation($)
---------------------------           ----       ---------       --------    ------------   ---------- -----------  ---------------
Timothy L. Ashburn                    1998        176,969         50,000           --            --         500        5,105<F2>
  Chairman, President and             1997        122,885         13,941           --            --      63,656        3,610
  Chief Executive Officer             1996        100,000            100           --            --          --           --

Dr. Gregory W. Kasten<F3>             1998        510,000         60,000           --            --         500        4,615<F4>
  President and Chief                 1997        250,000         12,000           --            --          --        5,341
  Executive Officer of Health         1996             --             --           --            --          --           --
  Financial and First Lexington

Thomas G. Napurano                    1998        123,638         28,747           --            --       2,000        5,517<F5>
  Executive Vice President and        1997         92,077         13,786           --            --      62,949        3,247
  Chief Financial Officer             1996         92,077            100           --            --          --           --

Jack R. Orben<F6>                     1998         59,019         90,000           --            --         500          157<F7>
  Chairman, Chief Executive           1997             --             --           --            --          --           --
  Officer and Treasurer of            1996             --             --           --            --          --           --
  Fiduciary and EMCO

--------------------
<F1> The named executive officers received certain perquisites in 1998,
     1997 and 1996, the amount of which did not exceed the lesser of $50,000 or 10% of any such officer's salary or bonus.

<F2> Includes the following: $5,000 in matching contributions to the
     Company's Section 401(k) Plan; and $105 for premiums paid by the Company on a term life insurance policy for the benefit of Mr. Ashburn.

<F3> Dr. Kasten has been employed by the Company since the acquisition of Health Financial by the Company on June 1, 1997. Prior thereto, Dr. Kasten was not employed by the Company.

<F4> Reflects $4,615 in matching contributions to the Company's Section
     401(k) Plan.

<F5> Includes the following: $3,335 in matching contributions to the
     Company's Section 401(k) Plan; $105 for premiums paid by the Company on a term life insurance policy for the benefit of Mr. Napurano; and $2,077 paid by the Company for accrued personal leave in 1998.

<F6> Mr. Orben has been employed by the Company since the acquisition of Fiduciary by the Company on August 21, 1998. Prior thereto, Mr. Orben was solely a director of the Company.

<F7> Reflects $157 for premiums paid by the Company on a term life insurance policy for the benefit of Mr. Orben.



OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made in 1998 to the individuals named in the Summary Compensation Table. No SARs were granted to the named individuals in 1998.

                                                                       INDIVIDUAL GRANTS
                                    ------------------------------------------------------------------------------------
                                     NUMBER OF
                                     SECURITIES           PERCENT OF TOTAL
                                     UNDERLYING             OPTIONS/SARS
                                    OPTIONS/SARS             GRANTED TO             EXERCISE OR
                                      GRANTED               EMPLOYEES IN             BASE PRICE            EXPIRATION
      NAME                              (#)                 FISCAL YEAR                ($/SH)                 DATE
      ----                          ------------          ----------------          -----------         ----------------
Timothy L. Ashburn                       500                    1.4%                   $27.50            August 26, 2008
Thomas G. Napurano                     1,500                    4.1                     25.00               May 20, 2008
                                         500                    1.4                     27.50            August 26, 2008
Gregory W. Kasten                        500                    1.4                     27.50            August 26, 2008
Jack R. Orben                            500                    1.4                     27.50            August 26, 2008


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END
OPTION/SAR VALUES

     The following table presents certain information concerning unexercised stock option held by the individuals named in the Summary Compensation Table at December 31, 1998. No options were exercised during fiscal year 1998 by such individuals.

                                        SHARES FOR WHICH                            VALUE OF UNEXERCISED
                                   UNEXERCISED OPTIONS HELD AT                    IN-THE-MONEY OPTIONS/SARS
                                      DECEMBER 31, 1998 (#)                               AT FY-END ($)
                                 ---------------------------------               ---------------------------
      NAME                       EXERCISABLE         UNEXERCISABLE               EXERCISABLE   UNEXERCISABLE
      ----                       -----------         -------------               -----------   -------------
Timothy L. Ashburn                    500                  -                       $ 6,250         $  -
Thomas G. Napurano                  2,000                  -                        28,750            -
Gregory W. Kasten                     500                  -                         6,250            -
Jack R. Orben                         500                  -                         6,250            -

--------------------
<F1> Based on the fair market value of the Common Stock on December 31,
     1998 of approximately $40.00 per share.

EMPLOYMENT AGREEMENTS

     Dr. Gregory W. Kasten has an employment agreement (the "Kasten Agreement") with the Company. The initial term of the Kasten Agreement is a two-year period beginning on June 1, 1997, the effective date of the Kasten Agreement. Commencing on the first anniversary of the effective date, and continuing at each anniversary date thereafter, the Kasten Agreement will automatically renew for an additional year unless prior written notice is provided to Dr. Kasten. During the initial two-year term of the Kasten Agreement, Dr. Kasten will be paid an annual base salary of $500,000. In addition, he is eligible to be awarded an incentive bonus on a basis commensurate with those provided to other peer executive officers.

     If the Company terminates Dr. Kasten's Agreement during the term of employment without "cause" (generally, willful failure to perform duties, willful misconduct injurious to the Company or a material breach of the Agreement), or if Dr. Kasten terminates his employment with "good reason" (generally, the assignment of duties inconsistent with the employee's position, a material diminution in authority or responsibilities, a reduction in any benefit specified in the Kasten Agreement, or any material breach of the Kasten Agreement by the Company), the Company will be required to pay severance benefits to Dr. Kasten in an amount equal to Dr. Kasten's then-current annual salary for the remainder of the initial two-year period. Additionally, Dr. Kasten would be entitled to the continuation of annual noncompete payments, and other benefits to which he otherwise would have been entitled, as provided for in the Kasten Agreement.

         PROPOSAL II:  ADOPTION OF AN AMENDMENT TO ARTICLE 4 OF
               THE COMPANY'S CERTIFICATE OF INCORPORATION

     On March 25, 1999, the Board of Directors adopted a resolution amending, subject to stockholder approval at the Annual Meeting, Article 4 of the Certificate of Incorporation to increase the number of shares of authorized Common Stock from 10 million shares to 20 million shares (the "Amendment"). A copy of the Amendment is attached to this Proxy Statement as Appendix A.
             ----------

     The Board of Directors believes it is desirable to have the additional authorized shares of Common Stock available for possible future acquisitions, financing transactions and other general corporate purposes.

     As of April 16, 1999, (i) 2,277,500 shares of Common Stock were issued and outstanding; (ii) an aggregate of 500,000 shares of Common Stock were reserved for issuance pursuant to the Plan, (iii) 225,720 shares of Common Stock were reserved for issuance upon the conversion of the Company's Series C 6.75% Cumulative Convertible Preferred Stock;
(iv) 1,743,503 shares of Common Stock were reserved for issuance pursuant to a private placement; (v) 45,682 shares were reserved for issuance pursuant to proposed acquisitions; and (vi) 5,207,595 shares of Common Stock were authorized, unissued and unreserved.

     If the number of authorized shares is not increased as proposed, as of April 16, 1999, the Company could only issue, in the aggregate, the 5,207,595 shares of Common Stock currently remaining available for issuance. The calling of a meeting of the Company's stockholders would be required to authorize the issuance of any additional shares of Common Stock. Such a procedure is cumbersome, and the delay inherent therewith could restrict the Company from taking prompt advantage of acquisition opportunities or favorable market conditions.

     It is therefore desirable to increase the number of authorized shares of Common Stock to 20 million so that the Company will not be restricted in its ability to make acquisitions by means of the issuance of Common Stock or to take advantage of favorable market conditions.
The Company has no specific present plans to issue any of the additional 10 million shares of Common Stock.

     It should be noted that any issuance of additional shares of Common Stock could be disadvantageous to existing stockholders because such issuance might serve to dilute their percentage interest in the Company. Holders of Common Stock do not have preemptive rights to purchase any additional shares of Common Stock which may be issued. The Company would not be required to obtain stockholder approval to issue authorized but unissued shares of Common Stock, unless required to do so by applicable law or the rules of any stock exchange on which the Company's shares may be listed.

     The authorized but unissued shares of Common Stock also could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company's Certificate of Incorporation. To the extent that it impedes any such attempts, the issuance of shares following the Amendment may serve to perpetuate existing management.

     The additional authorized shares of Common Stock would have the same rights and privileges as the shares of Common Stock presently authorized and/or outstanding. The Amendment does not alter the Company's present ability to issue up to 1,000,000 shares of Preferred Stock with $0.01 par value per share in such series and with such special rights (including voting rights), preferences, restrictions, qualifications and limitations as the Board of Directors may designate.

     The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the Amendment. If the Amendment is approved by the stockholders, the Company intends to effect promptly the Amendment by filing the Amendment with the Secretary of State of the State of Delaware.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
INCREASE IN THE AUTHORIZED COMMON STOCK OF THE COMPANY.


          PROPOSAL III: ADOPTION OF THE AMENDED AND RESTATED
                    UNIFIED FINANCIAL SERVICES, INC.
                       1998 STOCK INCENTIVE PLAN

     The Unified Financial Services, Inc. 1998 Stock Incentive Plan
(the "Stock Incentive Plan"), approved by the stockholders of the Company in May 1998, provides for the granting of stock options and other stock-based awards. The Stock Incentive Plan, as proposed to be amended and restated, seeks to advance the interests of the Company and its stockholders by encouraging key employees of the Company and its subsidiaries to acquire Common Stock or to receive monetary payments upon the achievement of certain goals that are mutually advantageous to the Company and its stockholders, on the one hand, and the participating employees, on the other.

     The maximum number of shares of Common Stock that currently may be issued under the Stock Incentive Plan is 1,500,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar change generally affecting stockholders of the Company.

     The Board of Directors has adopted the Amended and Restated
Unified Financial Services, Inc. 1998 Stock Incentive Plan, subject to stockholder approval, which reduces the number of shares of Common Stock available for issuance pursuant to the Stock Incentive Plan from 1,500,000 to 500,000.

     The Board of Directors believes that the Plan will advance the interests of the Company and its stockholders by providing additional incentives and motivation toward superior performance and by enabling the Company and its subsidiaries to attract and retain the services of key employees and directors, upon whose judgment, talents and special efforts, the successful conduct of its operations is largely dependent. The vote required to approve the Plan is a majority of the shares of Common Stock cast on such proposal at the Annual Meeting; provided, that the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposal.

     The Plan is administered by the Administrator. The Administrator may be the Board of Directors or, if the Board of Directors so designates, the Compensation Committee of the Board of Directors (for purposes of the Plan, the group administering the Plan is referred to as the "Administrator"). The Administrator, by majority action thereof, is authorized in its sole discretion to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective Stock Option, Restricted Stock, Restricted Stock Unit and Performance Award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan; provided, however, that the Administrator shall take no action which will impair any award previously granted under the Plan or cause the Plan not to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act").

     The complete text of the Plan is set forth in Appendix B to this proxy statement. The following summary of certain provisions of the Plan is qualified in its entirety by reference to the full text of the Plan.

DESCRIPTION OF THE PLAN

     Under the terms of the Plan, employees, directors, advisors and consultants of the Company and its subsidiaries (as determined by the Administrator in its sole discretion) will be eligible to receive (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights ("SARs"); (d) Restricted Stock; (e) Restricted Stock Units; and (f) Performance Awards.

     INCENTIVE STOCK OPTIONS. Incentive Stock Options granted under the Plan will entitle the holder thereof to purchase shares of Common Stock at the base price established by the Administrator, which price shall not be less than 100% of the "Fair Market Value" (as defined in the Plan) of Common Stock on the date the option is granted. Such Incentive Stock Options will be exercisable not later than ten years after the date of the grant, and except as provided below, will terminate not later than three months after termination of employment for any reason other than death or disability. Incentive Stock Options outstanding and unexercised at the time of the death or disability of the participant generally terminate on the first to occur of either the expiration date thereof or the expiration of twelve months after the date of such event.

     Under the Plan, no more than 250,000 shares may be issued in the form of Incentive Stock Options.

     NONQUALIFIED STOCK OPTIONS. Nonqualified Stock Options will consist of nonqualified options to purchase shares of stock at purchase prices determined by the Administrator; provided, however, the purchase price shall be not less than 75% of the Fair Market Value of the Common Stock on the date the option is granted. Nonqualified Stock Options will be exercisable not later than ten years after the date they are granted, and will terminate not later than three months after termination of employment for any reason other than death, retirement or disability. The Administrator will have the right to determine at the time the option is granted whether shares issued upon exercise of a Nonqualified Stock Option will be subject to restrictions and, if so, the nature of the restrictions.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted which, in the discretion of the Administrator, may be exercised
(1) in lieu of exercise of an option, (2) in conjunction with the exercise of an option, (3) upon lapse of an option, (4) independent of an option or (5) each of the above in connection with a previously awarded option. The Administrator may establish, in its sole discretion, a maximum amount per share that will be payable upon exercise of a SAR, and may impose such conditions on exercise of a SAR as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Act.

     RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Restricted Stock shall consist of stock or stock units issued under the Plan at any purchase price less than the Fair Market Value thereof on the date of issuance, or as a bonus. In the case of any Restricted Stock or Restricted Stock Units:

     (a) The purchase price, if any, will be determined by the Administrator.

     (b) Restricted Stock or Restricted Stock Units may be subject to: (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock or Restricted Stock Units at the purchase price, if any, originally paid therefor upon the occurrence of specified events within specified periods; (iii) representation by the participant that he or she intends to acquire Restricted Stock or Restricted Stock Units for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

     (c) The participant or a permitted transferee, as the case may be, shall be entitled to all dividends paid with respect to Restricted Stock, and shall be entitled to vote Restricted Stock, during the "Period of Restriction" (as defined in the Plan).

     PERFORMANCE AWARDS.  The Administrator may grant Performance
Awards which may consist of shares of Common Stock, Stock Options, Restricted Stock, Restricted Stock Units, cash payments or a combination thereof. In the event that performance goals are achieved over a designated time period, the Performance Awards will be made in a predesignated form in a single or in periodic installments as the Administrator determines in its sole discretion. The goals established by the Administrator shall be based on one or more financial measures of the Company: (i) pre-tax or after-tax return on equity or average assets; (ii) earnings per share; (iii) return on stockholders' equity;
(iv) revenue growth; (v) pre-tax or after tax net income; (vi) book value per share; (vii) market price per share; (viii) relative performance to peer group companies; and (ix) expense management. The Administrator also may provide for additional opportunities based upon the attainment of specific business objectives and other measures of individual, business unit or company performance, and such other goals or a combination thereof as may be established by the Administrator. In the event the goal is not achieved at the conclusion of the designated performance period, no payment shall be made to a participant. However, goals may include standards for partial achievement and provide for a partial award for partial achievement. The participant shall have no right to vote any shares of Common Stock subject to a Performance Award, nor shall such participant have any right to receive dividends on such shares until the performance goals are achieved and the shares issued. No Performance Award shall entitle any individual to receive more than 250,000 shares of Common Stock and the maximum Performance Award payable to all Participants at a designated subsidiary for any calendar year (excluding any additional cash payment) shall not exceed $2,000,000.

     CHANGE OF CONTROL. If the terms of an agreement under which the Administrator has granted an award under the Plan shall so provide, upon a "Change of Control" (as defined in the Plan) outstanding awards shall become immediately and fully exercisable or payable according to the terms set forth in the Plan.

     DURATION, AMENDMENT AND TERMINATION. No award shall be granted more than ten years after the effective date of the Plan; provided, however, that the terms and conditions applicable to any award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the participant or such other person as may then have an interest therein (notwithstanding the fact that an amendment or modification may cause an option to no longer qualify as an Incentive Stock Option). Also, by mutual agreement between the Company and a participant, Stock Options or other awards may be granted to such participant in substitution and exchange for, and in cancellation of, any awards previously granted such participant under this Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company: (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of stock or stock units which may be made subject to awards under the Plan; (c) modify the requirements as to eligibility for awards under the Plan; or (d) cause the Plan and/or awards pursuant to the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Internal Revenue Code of 1986, as amended.

FEDERAL INCOME TAX CONSEQUENCES

     No income will be realized by a participating officer or employee on the grant of an Incentive Stock Option or a Nonqualified Stock Option, the grant of a SAR, the award of Restricted Stock or the award of Stock Units, and the Company will not be entitled to a deduction at such time. If a holder exercises an Incentive Stock Option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise; however, the exercise may give rise to alternative minimum tax liability. The Company will not be entitled to a deduction by reason of the exercise. If a holder disposes of the shares acquired pursuant to an Incentive Stock Option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition equal to the excess, if any, of the lesser of (a) the amount realized on the disposition or
(b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

     Upon the exercise of a Nonqualified Stock Option or the surrender of a SAR, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or Base Price, as the case may be, is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

     Subject to a voluntary election by the holder under Section 83(b) of the Code, a holder will realize income as a result of the award of Restricted Stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares in the event of a Section 83(b) election) over the purchase price, if any, of such shares. The Company generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

     An employee will realize income as a result of a Performance Award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

TAX WITHHOLDINGS

     The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value on the date of such notice; provided, however, that with respect to persons required to report transactions pursuant to Section 16 of the Act, such withholding shall be satisfied by a reduction of the number of shares otherwise so deliverable. A participant shall remain subject to withholding taxes upon the exercise of a Nonqualified Stock Option by a permitted transferee or upon the lapse of any forfeiture restrictions applicable to any shares of Restricted Stock or Restricted Stock Units transferred to a permitted transferee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDED AND RESTATED UNIFIED FINANCIAL SERVICES, INC. 1998 STOCK
INCENTIVE PLAN.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the amount of Common Stock beneficially owned, as of April 16, 1999, by each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table, any person who is known by the Company to own beneficially more than 5% of the Common Stock and all directors and executive officers of the Company as a group:

                                       NUMBER OF  SHARES          PERCENT OF OUTSTANDING
     NAME AND ADDRESS<F1>              BENEFICIALLY OWNED              COMMON STOCK
     --------------------              ------------------              ------------
Timothy L. Ashburn                       128,112<F2><F3>                    5.6%
Jack R. Orben                             91,443<F3><F4><F5>                3.9
Weaver H. Gaines                          33,350<F3><F4>                    1.5
Thomas G. Napurano                        95,191<F2><F3><F4>                4.1
Lynn E. Wood                             141,038<F2><F3><F4><F6>            6.1
Dr. Gregory W. Kasten                    402,242<F2><F3><F4><F7>           17.3
John R. Owens                            195,679<F3>                        8.6
Kenneth D. Trumpfheller                  410,000                           18.0
Directors and executive officers
  as a group (8 persons)               1,135,569<F2><F3><F4>               45.9
                                                <F5><F6><F7>

--------------------
<F1> Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 2,277,580 shares of Common Stock that were issued and outstanding as of April 16, 1999. The address for each person is 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1873.

<F2> Includes 4,681, 5,402, 4,563, 363 and 18,124 shares of Common
     Stock beneficially owned by Messrs. Ashburn, Napurano, Wood and Dr. Kasten, and all directors and executive officers as a group, respectively, and held by the Company's profit sharing plan. No person has voting power over such shares except Mr. Wood, the voting trustee. Each of Messrs. Ashburn, Napurano, Wood and Dr. Kasten, and all directors and executive officers as a group, may be deemed to be the beneficial owner(s) of the shares held by the profit sharing plan because such holder(s) retain sole investment power over such shares.

<F3> Includes 500, 500, 500, 2,000, 500, 500, 500 and 5,400 shares of
     Common Stock which may be acquired by Messrs. Ashburn, Orben, Gaines, Napurano, Wood, Owens and Dr. Kasten, and all directors and executive officers as a group, respectively, upon exercise of employee stock options granted by the Company pursuant to the Unified Financial Services, Inc. 1998 Stock Incentive Plan.

<F4> Includes 57,240, 14,850, 24,840, 26,325, 46,575 and 193,320 shares of Common Stock which may be acquired by Messrs. Orben, Gaines, Napurano and Wood, Dr. Kasten and all directors and executive officers as a group, respectively, upon conversion of 424, 110, 184, 195, 345 and 1,432 shares, respectively, of Series C 6.75% Cumulative Convertible Preferred Stock, $0.01 par value, of the Company.

<F5> Includes 15,703 shares of Common Stock held by Associated Family
     Services, Inc., of which Mr. Orben disclaims beneficial ownership.

<F6> Includes 50,000 shares of Common Stock of which Mr. Wood may be deemed to be the beneficial owner as voting trustee of the profit sharing plan. Mr. Wood disclaims beneficial ownership of all shares held subject to the profit sharing plan except 4,563 shares.

<F7> Includes 869 shares of Common Stock owned by Dr. Kasten's spouse, of which Dr. Kasten disclaims beneficial ownership.


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of the Company, based solely on its review of such reports furnished to the Company and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 1998, except that Jack R. Orben filed one late Form 4 report.


                     INDEPENDENT PUBLIC ACCOUNTANTS

     Larry E. Nunn & Associates, L.L.C. served as the Company's independent accountants for the year ended December 31, 1998 and has been selected by the Board of Directors to continue in such capacity during 1999. Representatives of Larry E. Nunn & Associates, L.L.C. are expected to be present at the Annual Meeting and to respond to appropriate questions from stockholders. Such representatives will have the opportunity to make statements if they so desire.


                      FUTURE STOCKHOLDER PROPOSALS

     Under applicable regulations of the Securities and Exchange Commission, all proposals of stockholders to be considered for inclusion in the proxy statement for the 2000 Annual Meeting of Stockholders must be received at the offices of the Company, c/o Secretary, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204-1873 by not later than December 24, 1999. The Company's by-laws provide that stockholder proposals, including nominations of directors, that do not appear in the proxy statement may be considered at a meeting of stockholders only if written notice of the proposal is received by the Company's Secretary not less than 60 days and not more than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 10th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Under the by-laws of the Company, the date by which written notice of a proposal must be received by the Company to be considered at the 2000 Annual Meeting of Stockholders is March 27, 2000.

     Any written notice of a stockholder proposal must include the following information: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

                          DISCRETIONARY VOTING

     At the 2000 Annual Meeting of Stockholders, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which the Company was provided with notice after December 24, 1999, and before March 27, 2000. In addition, the Company will include in the proxy statement advice on the nature of the matter and how the individuals named in the proxy relating to such meeting intend to exercise their discretion to vote on each mater. Notwithstanding the above, the individuals named in the proxy relating to such meeting shall not exercise discretionary authority over a matter if: (i) the Company receives notice of such matter by March 27, 2000; (ii) by March 27, 2000, the proponent of such matter (the "Proponent") provides the Company with a written statement that the Proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under Delaware law to carry the proposal; (iii) the Proponent includes the same statement in its proxy materials filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended; and (iv) immediately after soliciting the percentage of stockholders required to carry the proposal, the Proponent provides the Company with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under Delaware law to carry the proposal.


                             ANNUAL REPORT

     The Annual Report to Stockholders of the Company for the year ended December 31, 1998 has been mailed simultaneously to the stockholders of the Company. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, as filed with the Securities and Exchange Commission (excluding exhibits), is included in the Company's Annual Report to Stockholders.


                             OTHER BUSINESS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders and discussed herein. No other matters may properly come before the Annual Meeting.


                               TIMOTHY L. ASHBURN
                               Chairman of the Board, President
                               and Chief Executive Officer

April 30, 1999
Indianapolis, Indiana

                        CERTIFICATE OF AMENDMENT
                                   OF
                      CERTIFICATE OF INCORPORATION
                                   OF
                    UNIFIED FINANCIAL SERVICES, INC.

                             --------------

         PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW
                        OF THE STATE OF DELAWARE

     Unified Financial Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: At a meeting of the Board of Directors of the Corporation duly called and held on March 25, 1999, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation"), declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation for approval at the Annual Meeting of Stockholders to be held on May 27, 1999. Such resolutions recommended that the first sentence of Article 4 of the Certificate of Incorporation be amended by striking the existing first sentence in its entirety and substituting in lieu thereof the following:

          "The total number of shares of stock that the Corporation shall have the authority to issue is one million (1,000,000) shares of Preferred Stock with a par value of $0.01 per share; and twenty million (20,000,000) shares of Common Stock with a par value of $0.01 per share."

     SECOND: At the Annual Meeting of Stockholders of the Corporation duly called and held on May 27, 1999, the affirmative vote of a majority of the votes permitted to be cast by the holders of the outstanding shares of the Corporation's Common Stock, par value $0.01 per share, and the holders of the outstanding shares of the Corporation's Series C 6.75% Cumulative Convertible Preferred Stock, par value $0.01 per share, voting as a single class, was obtained in favor of such amendment with respect to Article 4.

     THIRD: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Unified Financial Services, Inc. has cause this Certificate of Amendment to be signed by Timothy L. Ashburn, its Chairman of the Board, President and Chief Executive Officer, and attested by Carol J. Highsmith, its Secretary, this 27th day of May 1999.

                          UNIFIED FINANCIAL SERVICES, INC.



                          By:
                             --------------------------------------------
                               Timothy L. Ashburn, Chairman of the Board,
                               President and Chief Executive Officer

Attest:




---------------------------------
Carol J. Highsmith, Secretary

                                                              APPENDIX B
                                                              ----------


                        AMENDED AND RESTATED
                  UNIFIED FINANCIAL SERVICES, INC.
                     1998 STOCK INCENTIVE PLAN

        Unified Financial Services, Inc. adopted the Unified
Financial Services, Inc. 1998 Stock Incentive Plan (the "Stock Incentive Plan") effective as of February 25, 1998. The Company desires to amend the Stock Incentive Plan to decrease the number of shares of Common Stock reserved for issuance under the Stock Incentive Plan and to provide for the award of cash payments as a component of Performance Awards.

        This Amendment shall be effective immediately upon adoption by the Board, subject to approval by the stockholders of the Company within twelve months after such date. Pursuant to the authority reserved in Section 18 of the Plan, the Board of the Company hereby amends and completely restates the Plan to read in its entirety as follows:

                        SECTION 1.  PURPOSE

        The purpose of this Plan is to encourage certain Employees and Directors of the Company, and of such Subsidiaries of the Company as the Administrator designates, to acquire Stock or to receive monetary payments based on the value of such Stock or based upon achieving certain goals on a basis mutually advantageous to such Employees and Directors of the Company and thus to provide an incentive for continuation of the efforts of Employees and Directors for the success of the Company and aid the Company and its Subsidiaries in competing with other enterprises for the services of new Employees and Directors. Compensation relating to Awards under the Plan is generally intended to qualify as "performance-based compensation" under Section 162(m) of the Code.


                      SECTION 2.  DEFINITIONS

        Whenever used herein, the following terms shall have the respective meanings set forth below:

        (a) ACT means the Securities Exchange Act of 1934, as amended from time to time.

        (b) ADMINISTRATOR means the Board or, if the Board so designates, the Committee.

        (c)  AWARD means any Option, Stock Appreciation Right,
             Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

        (d) BASE PRICE means, in the case of an Option or a Stock Appreciation Right, a price fixed by the Administrator at which the Option or the Stock Appreciation Right may be exercised, which in the case of an Incentive Stock Option or a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Incentive Stock Option or Stock Appreciation Right.

        (e)  BOARD means the Board of Directors of the Company.

        (f)  CHANGE OF CONTROL is defined in Section 14.

        (g) CODE means the Internal Revenue Code of 1986, as amended and in effect from time to time.

        (h) COMMITTEE means those members of the Audit, Nominating and Compensation Committee of the Board, or any successor thereto, each of whom is both (1) qualified to administer this Plan as contemplated by Rule 16b-3 and (2) considered to be an "outside director" as contemplated by Section 162(m) of the Code.

        (i) COMMON STOCK means the common stock, $.01 par value, of the Company.

        (j)  COMPANY means Unified Financial Services, Inc., a
             Delaware corporation.

        (k) COVERED EMPLOYEE means a covered employee as that term is defined in Section 162(m) of the Code.

        (l) DIRECTOR means a member of the Board (including members who are also Employees) of the Company or any Subsidiary of the Company.

        (m) DISABILITY means a physical and/or mental condition that renders a Participant unable to perform the duties of the Participant's position on a full-time basis for a period of one hundred eighty (180) consecutive business days. Disability shall be deemed to exist when certified by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant's legal representative (such agreement as to acceptability not to be withheld unreasonably). The Participant will submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such Disability determination.

        (n) EMPLOYEE means any employee, consultant or advisor (including officers and Directors who also are Employees) of the Company or any Subsidiary of the Company; provided, however, that bonafide services are rendered by any such consultant or advisor and such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction.

        (o) FAIR MARKET VALUE means, for any particular date, (i) for any period during which Common Stock shall be listed for trading on a national securities exchange, the closing price per share of Common Stock on such exchange as of the close of such trading day, (ii) for any period during which Common Stock shall not be listed for trading on a national securities exchange, but when Common Stock is authorized as a Nasdaq National Market security, the last transaction price per share as quoted by The Nasdaq Stock Market (the "Nasdaq"), (iii) for any period during which Common Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, but when Common Stock shall be authorized as a Nasdaq SmallCap Market security, the closing bid price as reported by the Nasdaq, or (iv) the market price per share of Common Stock as determined by an investment banking firm or certified public accountant selected by the Administrator in the event neither (i), (ii) nor (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair

             Market Value on that day shall be the Fair Market
             Value on the preceding day when the markets were open.

        (p) FINAL AWARD means the Award earned by each Participant at the end of the Performance Period.

        (q) OPTION means the right to purchase Stock at the Base Price for a specified period of time. For purposes of the Plan, an Option may be an incentive stock option ("INCENTIVE STOCK OPTION") within the meaning of
             Section 422 of the Code, a nonqualified stock option ("NONQUALIFIED STOCK OPTION") or any other type of option.

        (r) PARTICIPANT means any Employee or Director designated by the Administrator to participate in the Plan.

        (s) PERFORMANCE AWARD means a cash payment and/or the right to receive a payment equal to the value of a unit or other measure, and includes shares of Stock (which may be granted pursuant to an Option or as Restricted Stock) and Restricted Stock Units, as determined by the Administrator based on performance during a Performance Period.

        (t) PERFORMANCE PERIOD means a period of not more than ten years established by the Administrator during which certain performance goals set by the Administrator are to be met.

        (u) PERIOD OF RESTRICTION means the period during which a grant of shares of Restricted Stock is restricted pursuant to Section 11 of the Plan.

        (v) PERMITTED TRANSFEREE means either (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Participant and/or one or more Immediate Family Members or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and/or one or more Immediate Family Members exceed 80% of all interests in such entity.

        (w) PLAN means the Amended and Restated Unified Financial Services, Inc. 1998 Stock Incentive Plan.

        (x)  PLAN YEAR means the Company's fiscal year commencing
             January 1 and ending December 31.

        (y) PROGRAM means an Award program established by the Administrator which designates the Participants, the Covered Employees, a Performance Period, performance goals and formulas or standards for determining the amounts of Awards payable under the Plan.

        (z) REPORTING PERSON means a person subject to Section 16 of the Act.

        (aa) RESTRICTED STOCK means Stock granted pursuant to
             Section 11 or 12 of the Plan, but a share of such Stock shall cease to be Restricted Stock when the conditions to and restrictions thereon under Section 11 have been satisfied or have expired, respectively.

        (bb) RESTRICTED STOCK UNIT means a unit equivalent in value to a share of Stock granted pursuant to Section 11 or 12 of the Plan, but a Stock Unit shall cease to be a Restricted Stock Unit when the conditions to and restrictions thereon under Section 11 have been satisfied or have expired, respectively.

        (cc) RETIREMENT (including NORMAL, EARLY and DISABILITY Retirement) means termination of employment with eligibility for normal, early or disability retirement benefits under the terms of the Company's Pension Plan, as amended and in effect at the time of such termination of employment.

        (dd) RULE 16b-3 means Rule 16b-3 under the Act as amended from time to time or any successor rule thereto.

        (ee) STOCK means the authorized and unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

        (ff) STOCK UNITS means units equivalent in value to shares of Stock.

        (gg) STOCK APPRECIATION RIGHT or SAR means the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over the Base Price. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the Base Price shall be the Option exercise price.

        (hh) SUBSIDIARY means a subsidiary corporation as defined in Section 424 of the Code.


                     SECTION 3.  ADMINISTRATION

        The Plan shall be administered by the Administrator. The determinations of the Administrator shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. In the event the Board designates the Committee to serve as the Administrator, a majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. In addition, any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Determinations, interpretations or other actions made or taken by the Administrator pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. Subject to the express provisions of the Plan, the Administrator shall have plenary authority to construe and interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective Stock Option, Restricted Stock, Restricted Stock Unit and Performance Award agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan; provided, however, that the

Administrator shall take no action which will impair any Award previously granted under the Plan or cause the Plan not to meet the requirements of Rule 16b-3.


             SECTION 4.  SHARES RESERVED UNDER THE PLAN

        Subject to Sections 10, 12 and 13 hereof, there are hereby reserved for issuance under the Plan an aggregate of 500,000 shares of Stock, which may be authorized but unissued shares or treasury shares. Of these shares of Stock, 250,000 are reserved to be issued in the form of Options, subject to adjustment as set forth in the Plan.

        Except as provided in Section 13, in no event may more than 250,000 shares of Stock be issued in connection with the award of Restricted Stock or Restricted Stock Units pursuant to Section 11 or 12, unless such Stock or Stock Units were awarded as the payment for grants or rights under any other employee or compensation plan of the Company. Additionally, the maximum number of shares of Stock, which may be awarded in the form of Options or SARs to any one individual under the Plan shall be limited to 250,000 Shares.

        Stock underlying outstanding Options or Performance Awards will be counted against the Plan maximum while such Options or Awards are outstanding. Shares of Stock underlying expired, canceled or forfeited Options or Awards (except Restricted Stock or Restricted Stock Units) may be added back to the Plan maximum. When the exercise price of Options is paid by delivery of shares of Stock, the number of shares available for issuance under the Plan shall continue to be reduced by the gross (rather than the net) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered in payment. Restricted Stock and Restricted Stock Units issued pursuant to the Plan will be counted against the Plan maximum while outstanding even while subject to restrictions. Shares of Restricted Stock and Restricted Stock Units may not be added back to the Plan maximum if such Restricted Stock or Restricted Stock Units are forfeited.


                      SECTION 5.  PARTICIPANTS

        Participants will consist of such officers, Directors and Employees of the Company or any designated Subsidiary as the Administrator in its sole discretion determines have a major impact on the success and future growth and profitability of the Company. Designation of a Participant in any Plan Year shall not require the Administrator to designate such person to receive an Award in any other Plan Year or to receive the same type or amount of Award as granted to the Participant in any other Plan Year or as granted to any other Participant in any Plan Year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.


                    SECTION 6.  TYPES OF AWARDS

        The following Awards may be granted under the Plan: (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock; (e) Restricted Stock Units; and (f) Performance Awards, all as described below. Except as specifically limited herein, the Administrator shall have complete discretion in determining the type and number of Awards to be granted to any Participant, and the terms and conditions that attach to each Award, which terms and conditions need not be uniform as between different Participants. All Awards shall be in writing.

                  SECTION 7.  DATE OF GRANTING AWARDS

        All Awards granted under the Plan shall be granted as of an award date. Promptly after each award date, the Company shall notify the Participant of the grant of the Award, and shall hand deliver or mail to the Participant an Award Agreement, duly executed by and on behalf of the Company, with the request that the Participant execute and return such agreement within thirty days after the date of mailing or delivery by the Company of the Award Agreement to the Participant. If the Participant shall fail to execute and return the written Award Agreement within the thirty-day period, the Participant's Award shall be automatically terminated, except that if the Participant dies within the thirty-day period such Award Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.


                  SECTION 8.  INCENTIVE STOCK OPTIONS

        Incentive Stock Options shall consist of Options to purchase shares of Stock at purchase prices not less than 100% of the Fair Market Value of the shares on the date the Option is granted. The purchase price may be paid by check or, in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant, which shares must have been owned for at least six months. Subject to
Section 14 hereof, Incentive Stock Options shall be exercisable not later than ten years after the date they are granted and, except as provided below, will terminate not later than three months after termination of employment for any reason other than death or Disability. In the event termination of employment occurs as a result of death or Disability, such an Option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by reason of Disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. In no event shall any Incentive Stock Option be exercised more than ten years after its grant. Leaves of absence granted by the Company or any Subsidiary of the Company for military service, illness and transfers of employment between the Company and any Subsidiary of the Company shall not constitute termination of employment. The aggregate Fair Market Value (determined as of the time an Option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amounts and limitations as may be provided from time to time by the Code and any regulations promulgated thereunder. The Fair Market Value of Stock shall be determined without regard to any restriction, other than a restriction which, by its terms, will never lapse.


                SECTION 9.  NONQUALIFIED STOCK OPTIONS

        Nonqualified Stock Options shall consist of nonqualified
Options to purchase shares of Stock at purchase prices determined by the Administrator; provided, however, the purchase price for Nonqualified Stock Options shall be not less than 75% of the Fair Market Value of Stock on the date the Option is granted. The purchase price may be paid by check or, in the discretion of the Administrator, by the delivery of shares of Common Stock then owned by the Participant or the Permitted Transferee, as the case may be, which shares must have been owned for at least six months. Subject to Section 14 hereof, Nonqualified Stock Options shall be exercisable not later than ten years after the date they are granted, and will terminate not later than three months after termination of employment for any reason other than death, Retirement or Disability. Leaves of absence granted by the Company or any Subsidiary of the Company for military service, illness and transfers of employment between the Company and any Subsidiary of the Company shall not constitute termination of employment. The Administrator shall have the right to determine at the time the Option is granted whether Shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions and, if so, the nature of the restrictions.


               SECTION 10.  STOCK APPRECIATION RIGHTS

        Stock Appreciation Rights may be granted which, in the discretion of the Administrator, may be exercised (1) in lieu of exercise of an Option, (2) in conjunction with the exercise of an Option, (3) upon lapse of an Option, (4) independent of an Option or (5) each of the above in connection with a previously awarded Option under the Plan. If the Option referred to in (1), (2) or (3) above qualified as an Incentive Stock Option pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose such conditions on exercise of a SAR as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule) under the Act. At the discretion of the Administrator, payment for SARs may be made in cash or Common Stock, or in a combination thereof. The following will apply upon exercise of a SAR:

             (a)  Exercise of SARs in Lieu of Exercise of Options.
                  -----------------------------------------------
        SARs exercisable in lieu of Options may be exercised for all or part of the shares of Stock subject to the related Option upon the exercise of the right to exercise an equivalent number of Options. A SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. Upon exercise of a SAR in lieu of exercise of an Option, shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

             (b)  Exercise of SARs in Conjunction with Exercise of
                  ------------------------------------------------
        Options.  SARs exercisable in conjunction with the exercise
        -------
        of Options shall be deemed to be exercised upon the exercise of the related Options, and shares of Stock equal to the sum of the number of shares acquired by exercise of the Option plus the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

             (c)  Exercise of SARs Upon Lapse of Options.  SARs
                  --------------------------------------
        exercisable upon lapse of Options shall be deemed to have
        been exercised upon the lapse of the related Options as to the number of shares of Stock subject to the Options.
        Shares of Stock equal to the number of SARs deemed to have been exercised shall not be available again for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

             (d)  Exercise of SARs Independent of Options.  SARs
                  ---------------------------------------
        exercisable independent of Options may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon the SARs, and shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.


      SECTION 11.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        Restricted Stock shall consist of Stock or Stock Units issued under the Plan at any purchase price less than the Fair Market Value thereof on the date of issuance, or as a bonus. In the case of any Restricted Stock or Restricted Stock Units:

             (a) The purchase price, if any, will be determined by the Administrator.

             (b) Restricted Stock or Restricted Stock Units may be subject to: (i) restrictions on the sale or other disposition thereof; (ii) rights of the Company to reacquire such Restricted Stock or Restricted Stock Units at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods; (iii) representation by the Participant that he or she intends to acquire Restricted Stock or Restricted Stock Units for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

             (c) The Participant or a Permitted Transferee, as the case may be, shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

             (d) The Participant or a Permitted Transferee, as the case may be, shall be entitled to vote Restricted Stock during the Period of Restriction.

             (e)  The Administrator shall determine whether
        Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.


              SECTION 12.  PERFORMANCE AWARDS

             (a)  Performance Period.  For each Program, the
                  ------------------
        Administrator shall set forth a Performance Period over which performance will be measured to determine whether and in what amounts to pay Awards to Participants. Each Program must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under Section 162(m) of the Code. Each Program also shall set forth those individuals the Administrator believes may be or may become Covered Employees for the applicable Performance Period.

             (b)  Performance Criteria and Goals.  All Awards
                  ------------------------------
        shall be based upon any one or more of the following financial measures of the Company: (i) pre-tax or after-tax return on equity or average assets; (ii) earnings per share;
        (iii) return on stockholders' equity; (iv) revenue growth;
        (v) pre-tax or after tax net income; (vi) book value per share; (vii) market price per share; (viii) relative performance per peer group companies;

        and (ix) expense management. The Administrator also may provide for additional opportunities based upon the attainment of specific business objectives and other measures of individual, business unit or Company performance, and such other goals or a combination thereof as may be established by the Administrator. For each Program and for each Participant, the Administrator shall designate one or more objective performance goals based upon one or more of the criteria listed above. No Award shall be paid if the applicable performance goals are not satisfied; provided, however, performance goals may include standards for partial achievement and provide for a partial award for partial achievement.

             (c)  Performance Awards.  Performance Awards may
                  ------------------
        consist of cash, Options, Stock, Restricted Stock, Restricted Stock Units or a combination thereof, to be issued with or without any payment therefor, in the event the performance goals established by the Administrator are achieved during the Performance Period. For each Program, the Administrator shall designate an objective formula or standard for determining each Participant's Award. Except with respect to Awards payable to Covered Employees, and notwithstanding the failure to satisfy the applicable performance goal(s), the Administrator shall have the discretion to increase or reduce the amount of any Participant's Award above or below the standard or formula amount to reflect individual performance and/or unanticipated factors; the Administrator may only reduce the amount of an Award payable to Covered Employees below the standard or formula amount to reflect individual performance and/or unanticipated factors. Actual payment of the Award earned shall be in cash, Stock, Restricted Stock, Restricted Stock Units or in a combination thereof, in a single sum or in periodic installments, all as the Administrator in its sole discretion determines. If Stock or Restricted Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. No Performance Award shall entitle any individual to receive more than 250,000 shares of Stock and the maximum Performance Award payable during any Plan Year to all Participants at any one Subsidiary (excluding any additional cash payment) shall not exceed $2,000,000.

             (d)  Payment of Awards.  After the close of each
                  -----------------
        Performance Period, the Administrator shall certify in writing the achievement of the applicable performance goal(s) and the amounts of any Awards payable to the Participants under the applicable formula(s) or standard(s). All or part of the Awards payable to Participants who are not Covered Employees may be paid prior to the end of a Performance Period on an estimated basis, subject to adjustment in the discretion of the Administrator. All or part of the Awards payable to Covered Employees may be paid prior to the end of a Performance Period only if such earlier payment does not result in such Award failing to constitute qualified performance-based compensation under
        Section 162(m) of the Code (e.g., if achievement of the applicable performance goal(s) can be certified prior to the end of the Performance Period). Subject to the foregoing, the timing of payment of all Awards to both Covered Employees and Participants who are not Covered Employees shall be within the discretion of the Administrator.


                 SECTION 13.  ADJUSTMENT PROVISIONS

             (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the number of shares that may be granted in the form of Options, SARs, Restricted Stock, Restricted Stock Units or Performance Awards, the maximum number of shares available to a particular Participant, and the number of shares covered by each outstanding Award, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed. Awards shall be deemed to contain provisions for their continuation or for other equitable adjustments after changes in Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

             (b) Notwithstanding any other provision of this Plan or in any Award, and without affecting the number of shares reserved or available hereunder, the Board may authorize the equitable adjustment of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.


                   SECTION 14.  CHANGE OF CONTROL

        Notwithstanding any other provision of this Plan, if the terms of an agreement under which the Administrator has granted an award under this Plan shall provide for an acceleration of benefits upon a Change of Control, outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

             (a) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

             (b) During the six month and seven day period from and after a Change of Control (the "Exercise Period"), unless the Administrator shall determine otherwise at the time of grant, a Participant or Permitted Transferee, as the case may be, shall have the right, in lieu of the payment of the Base Price of the shares of Stock being purchased under an Option and by giving notice to the Administrator, to elect (within the Exercise Period) in lieu of exercise thereof, provided that if such Option is held by a Reporting Person either (i) such grant was approved by either the Board or the Administrator or (ii) more than six months have elapsed from the grant thereof, to surrender all or part of the Option to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Base Price per share of Stock under the Option multiplied by the number of shares of Stock granted under the Option as to which the right granted under this subsection 14(b) shall have been exercised. Change in Control Price shall mean the higher of
        (i) (A) for any period during which Common Stock shall be listed for trading on a national securities exchange, the highest closing price per share of Common Stock on such exchange as of the close of such trading day, (B) for any period during which Common Stock shall not be listed for trading on a national securities exchange, but when Common Stock shall be authorized as a Nasdaq National Market security, the highest price per share as quoted by the Nasdaq, (C) for any period during which Common Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, but when Common Stock shall be authorized as a Nasdaq SmallCap Market security, the highest average of the high bid and low asked prices as reported by the Nasdaq, or (D) the highest market price per share of Common Stock as determined by an investment banking firm or certified public accountant selected by the Administrator in the event neither (A), (B) nor (C) above shall be applicable, in each case during the 60-day period prior to and ending on the date of the Change of Control, and (ii) if the Change of Control is the result of a transaction or series of transactions described in subsections 14(f)(i),
        (iii), (iv) or (v) hereof, the highest price per share of Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of Common Stock as reflected in a Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change of Control Price shall not exceed the market price of a share of Common Stock (to the extent required pursuant to Section 422 of the Code) on the date of surrender thereof.

             (c)  Any outstanding and unexercised Stock
        Appreciation Rights (other than such rights which arise pursuant to subsection 14(b) hereof) shall become exercisable as follows:

                  (i)  Any SAR described in subsections 10(a) or
             (b) shall continue to be treated as provided in those subsections, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                  (ii) Any SAR described in subsection 10(c)
             shall be deemed to have been exercised if and when the Participant advises the Administrator in writing that the Participant elects to have Options with respect to which the SAR was granted treated as having lapsed, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

                  (iii) Any SAR described in subsection 10(d)
             shall be exercisable immediately, without regard to limitations imposed upon such exercise which are related to the passage of time, except that SARs exercised by Reporting Persons for cash shall have been either (i) approved by the Board or the Administrator or (ii) held for six months prior to exercise.

             (d) Any Restricted Stock or Restricted Stock Units granted pursuant to Section 11 shall become immediately and fully transferable, and the Administrator shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Restricted Stock or Restricted Stock Units. Any shares held in escrow shall be delivered to the Participant or a Permitted Transferee, as the case may be, and any share certificates shall not contain the legend specified by subsection 11(e). Unless such award of Restricted Stock or Restricted Stock Units shall have been approved by either the Board and/or the Administrator, Reporting Persons shall not dispose of any Restricted Stock or Restricted Stock Units until six months following the date of award of such Restricted Stock or Restricted Stock Units.

             (e)  Any Performance Award granted pursuant to
        Section 12 that has not expired or been forfeited shall be deemed to have been earned on the assumption that all performance goals have been achieved to the fullest extent scheduled in the Award. All payments shall be made promptly in a lump sum, notwithstanding any other provision for installment or deferred payment prescribed in the Award.

             (f) For purposes of this Plan, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if: (i) any Person (other than the Company or any Subsidiary) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company that represent 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.


                  SECTION 15.  NONTRANSFERABILITY

        Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, that the Participant may, in his or her sole discretion, transfer to a Permitted Transferee all or a portion of
(i) a Nonqualified Stock Option granted to such Participant or (ii) any Restricted Stock or Restricted Stock Unit awarded to such Participant; provided further, however, that, with respect to each of the foregoing,
(x) subsequent transfers of Nonqualified Stock Options, shares of Restricted Stock or Restricted Stock Units shall be prohibited except those (1) by will or the laws of descent and distribution or (2) to any other Permitted Transferee of the Participant, and (y) the Participant shall remain subject to withholding taxes upon exercise of the Nonqualified Stock Option by a Permitted Transferee or upon the expiration of any forfeiture restrictions applicable to such shares of Restricted Stock or Restricted Stock Units. Following transfer, any such Nonqualified Stock Options, shares of Restricted Stock or Restricted Stock Units shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Company shall have no obligation to provide a Permitted Transferee with notice of the early termination of a Nonqualified Stock Option or the forfeiture of any shares of Restricted Stock or Restricted Stock Units. Awards granted under the Plan to a Participant shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted Transferee, as the case may be. In the event of the death of a Participant, exercise or payment shall be made only:

            (a) By or to the Permitted Transferee, the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

             (b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of the Participant's death.


                         SECTION 16.  TAXES

        The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any Award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on the Fair Market Value on the date of such notice; provided, however, that with respect to Reporting Persons, such withholding shall be satisfied by a reduction of the number of shares otherwise so deliverable unless the Reporting Person elects to pay all taxes in cash. A Participant shall remain subject to withholding taxes upon the exercise of a Nonqualified Stock Option by a Permitted Transferee or upon the lapse of any forfeiture restrictions applicable to any shares of Restricted Stock or Restricted Stock Units transferred to a Permitted Transferee.


                SECTION 17.  NO RIGHT TO EMPLOYMENT

        A Participant's right, if any, to continue to serve the Company and its Subsidiaries as an officer, Director, Employee or otherwise shall not be enlarged or otherwise affected by such individual's designation as a Participant under the Plan.


          SECTION 18.  DURATION, AMENDMENT AND TERMINATION

        No Award shall be granted more than ten years after the effective date of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein (notwithstanding the fact that an amendment or modification may cause an Option to no longer qualify as an Incentive Stock Option). Also, by mutual agreement between the Company and a Participant hereunder, Stock Options or other Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan. To the extent that any Stock Options or other Awards which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such Stock Options or other Awards would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant Stock Options or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, Stock Options or other Awards that do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Option or other Awards under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company:
(a) increase the total number of shares that may be issued under the Plan or increase the amount or type of Awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Stock or Stock Units which may be made subject to Awards under the Plan;
(c) modify the requirements as to eligibility for Awards under the Plan; or (d) cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Code.


                 SECTION 19.  STOCKHOLDER APPROVAL

        The Plan shall be effective on March 25, 1999, subject to approval by the holders of a majority of the outstanding voting stock of the Company within twelve months after adoption of the Plan by the Board.


                     SECTION 20.  MISCELLANEOUS

        (a)   Governing Law.  Subject to the provisions of
              -------------
applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Delaware excluding its conflict of law rules.

        (b)   Severability.  The invalidity of any particular
              ------------
clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominates, constitutes and appoints
Michelle V. Hardesty and Jack H. Brown (or such other person as is designated by the Board of Directors of Unified Financial Services, Inc. (the "Company")) (the "Proxies"), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of Common Stock, $0.01 par value, and/or Series C 6.75% Cumulative Convertible Preferred Stock, $0.01 par value, of the Company entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held at Champion Trace Golf Club, 20 Avenue of Champions, Nicholasville, Kentucky, at 10:00 a.m., local time, May 27, 1999, and at any adjournments or postponements thereof.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:


1.   ELECTION OF DIRECTORS:

     / / FOR all nominees listed below  / / WITHHOLD AUTHORITY to vote
         (except as marked below)           for all nominees listed below



  INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
        STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.


                       FOR TERM EXPIRING IN 2002:
                           Thomas G. Napurano
                             John R. Owens
                              Lynn E. Wood



2. PROPOSAL TO APPROVE THE ADOPTION OF AN AMENDMENT TO ARTICLE 4 OF THE COMPANY'S CERTIFICATE OF INCORPORATION:

     / / For             / / Against              / / Abstain

3.   PROPOSAL TO APPROVE THE ADOPTION OF THE AMENDED AND RESTATED
     UNIFIED FINANCIAL SERVICES, INC. 1998 STOCK INCENTIVE PLAN:

     / / For             / / Against              / / Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all of the named nominees for director, for Proposal 2 and for Proposal 3.

     The undersigned acknowledges receipt of the 1999 Annual Report to Stockholders and the Notice of the Annual Meeting and the Proxy
Statement. Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                    / / PLEASE CHECK THIS BOX IF YOU PLAN TO
                        ATTEND THE MEETING IN PERSON.

                    SIGN HERE
                             ---------------------------------------------
                             (Please sign exactly as name appears at left)

                    SIGN HERE
                             ---------------------------------------------
                             Executors, administrators, trustees, etc.
                             should so indicate when signing

                    DATED
                         -------------------------------------------------